SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                (Date of earliest event reported) - June 18, 2002


                             VALLEY NATIONAL BANCORP
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)


                               1-11277 22-2477875
           (Commission File Number) (IRS Employer Identification No.)


                    1455 Valley Road, Wayne, New Jersey 07470
                    (Address of Principal Executive Offices)


                                 (973) 305-8800
                         (Registrant's Telephone Number)

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Item 5 - Other Events

     On June 18, 2002, Valley National Bancorp issued a press release announcing it had entered into an agreement for the acquisition of Master Coverage Corp., an independent insurance agency. The transaction is subject to the satisfaction of certain conditions and is expected to close during the third quarter of this year.

     A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7 - Exhibits

           Exhibit 99      Press Release dated June 18, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           VALLEY NATIONAL BANCORP



                                            By: /s/ Christine K. Mozer-Baldyga
                                            Christine K. Mozer-Baldyga
                                            First Vice President & Controller
                                           (Principal Accounting Officer)

Dated:  June 18, 2002

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                                INDEX TO EXHIBITS

Exhibit No.                         Description

Exhibit 99                          Press Release dated June 18, 2002


                                                                  Exhibit 99

FOR IMMEDIATE RELEASE                      Contact:  Alan Eskow
                                           Executive Vice President & CFO
                                           973-305-4003



 VALLEY NATIONAL BANCORP ANNOUNCES AGREEMENT FOR ACQUISITION OF INSURANCE AGENCY

     WAYNE, NJ, JUNE 18, 2002 - Valley National Bancorp (NYSE:VLY) ("Valley") today announced that it had entered into a Purchase Agreement to acquire the assets of Masters Coverage Corp. ("Masters"), an independent insurance agency. The purchase of Masters will be a cash acquisition with subsequent earn-out payments. Under the terms of the agreement, Masters' operation will continue as a wholly-owned subsidiary of Valley National Bank and their entire management team and staff will remain with the firm to assure continuity. The transaction is subject to the satisfaction of certain conditions and is expected to close during the 3rd quarter of this year.

     Masters is located in Spring Valley, New York with an additional office in Manhattan. Masters is an all line insurance agency offering property and casualty, life and health insurance. The company has multiple state licenses and represents most major, as well as, regional insurance carriers.

     Mr. Gerald H. Lipkin, Chairman, President and Chief Executive Officer of Valley, stated, "The Masters acquisition will add to our financial services division through the purchase of a full service insurance agency. With Masters and our existing title insurance company, we will offer a full complement of insurance services. In addition, our asset management companies offer investment services and products and we believe there is a growth opportunity for all services among Valley's existing customer base."

     Valley National Bancorp is a regional bank holding company headquartered in Wayne, NJ. Valley National Bank, its principal subsidiary, currently operates 128 offices located in 76 communities serving 10 counties throughout Northern New Jersey and Manhattan. Valley's web site can be found at valleynationalbank.com.

     The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about new and existing programs and products, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as "expect", "believe", or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:

o   Competitive pressure in the insurance industry causes unanticipated changes.
o Loss of key managers, employees or major insurance carriers after the acquisition.
o   Loss of major customers or failure to develop new customers.

     Valley assumes no responsibility to update such forward-looking statements in the future.


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